                                        UNITED STATES BANKRUPTCY COURT
                                             DISTRICT OF DELAWARE


IN RE: EVOLVE SOFTWARE, INC, ET AL.                                         CASE NO.: 03-10841
                        Debtor                                              REPORTING PERIOD:  SEPTEMBER 2003


                                           MONTHLY OPERATING REPORT
        FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH


Submit copy of report to any official committee appointed in the case.

============================================================================================================
                                                                                       DOCUMENT  EXPLANATION
 REQUIRED DOCUMENTS                                                       FORM NO.     ATTACHED   ATTACHED
======================================================================  =============  ========  ===========
 Schedule of Cash Receipts and Disbursements                            MOR-1             X
----------------------------------------------------------------------  -------------  --------  -----------
      Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)     X
----------------------------------------------------------------------  -------------  --------  -----------
      Copies of bank statements                                                           X
----------------------------------------------------------------------  -------------  --------  -----------
      Cash disbursements journals                                                         X
----------------------------------------------------------------------  -------------  --------  -----------
 Statement of Operations                                                MOR-2             X
----------------------------------------------------------------------  -------------  --------  -----------
 Balance Sheet                                                          MOR-3             X
----------------------------------------------------------------------  -------------  --------  -----------
 Status of Postpetition Taxes                                           MOR-4             X
----------------------------------------------------------------------  -------------  --------  -----------
     Copies of IRS Form 6123 or payment receipt                                          N/A     See MOR4
----------------------------------------------------------------------  -------------  --------  -----------
     Copies of tax returns filed during reporting period                                  X
----------------------------------------------------------------------  -------------  --------  -----------
 Summary of Unpaid Postpetition Debts                                   MOR-4             X
----------------------------------------------------------------------  -------------  --------  -----------
     Listing of aged accounts payable                                                     X
----------------------------------------------------------------------  -------------  --------  -----------
 Accounts Receivable Reconciliation and Aging                           MOR-5             X
----------------------------------------------------------------------  -------------  --------  -----------
 Debtor Questionnaire                                                   MOR-5             X
============================================================================================================

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                                        Date


_______________________________________
Signature of Joint Debtor                                                  Date


_______________________________________
Signature of Authorized Individual*                                        Date


_______________________________________
Printed Name of Authorized Individual                                      Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                                                    FORM MOR
                                                                                                 (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                                                     CASE NO.:  03-10841
                         Debtor                                                          REPORTING PERIOD:  SEPTEMBER 2003

                          SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM
IR-1) . Attach copies of the bank statements and the cash disbursements journal.
The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

==========================================================================================================================
                                                           BANK ACCOUNTS                             CURRENT MONTH
                                           OPER.                 MM                CD            ACTUAL        PROJECTED
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 CASH BEGINNING OF MONTH                    180,611.82       8,212,701.81          66,506.87  8,459,820.50   8,459,820.50
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------

----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 RECEIPTS
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 CASH  SALES                                                                                             -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 ACCOUNTS RECEIVABLE                          9,433.43                                            9,433.43       9,433.43
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 ACCOUNTS RECEIVABLE - TRANSFER *            (9,683.43)                                          (9,683.43)     (9,683.43)
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 LOANS AND ADVANCES                          56,020.70                                           56,020.70      56,020.70
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 SALE  OF  ASSETS                            19,742.00                                           19,742.00      19,742.00
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 DEPOSIT REFUNDS                                                                                         -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 EXPENSE REIMBURSEMENTS                                                                                  -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 INTEREST/DIVIDEND REVENUE                        4.02           7,428.11                         7,432.13       7,432.13
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 OTHER  (ATTACH  LIST)                                                                                   -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------

----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 TRANSFERS - BETWEEN ACCOUNTS                                                                            -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------

==================================  ===================  ================  =================  =============  =============
     TOTAL  RECEIPTS                         75,516.72           7,428.11                  -     82,944.83      82,944.83
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------

----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 DISBURSEMENTS
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 NET PAYROLL                                                                                             -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 PAYROLL TAXES                                                                                           -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 SALES, USE, & OTHER TAXES                   17,808.41                                           17,808.41      17,808.41
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 SECURED/ RENTAL/ LEASES                                                                                 -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 INSURANCE                                                                                               -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 ADMINISTRATIVE                                 866.40                                              866.40         866.40
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 SELLING                                                                                                 -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 EMPLOYEE BENEFITS                            4,137.59                                            4,137.59       4,137.59
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 EMPLOYEE BENEFIT PROVIDERS                   1,200.00                                            1,200.00       1,200.00
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 EMPLOYEE TRAVEL REIMBURSEMENTS                 669.57                                              669.57         669.57
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 OTHER  (ATTACH  LIST)                                                                                   -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------

----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 PROFESSIONAL FEES & COSTS:
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
    LAWYERS                                  70,483.82                                           70,483.82      70,483.82
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
    ACCOUNTANTS                                                                                          -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
    ADMINISTAR                                8,789.22                                            8,789.22       8,789.22
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
    CONSULTANTS                              19,958.93                                           19,958.93      19,958.93
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 U.S. TRUSTEE  QUARTERLY FEES                                                                            -              -
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 COURT COSTS                                                                                             -              -
==================================  ===================  ================  =================  =============  =============
 TOTAL DISBURSEMENTS                        123,913.94                  -                  -    123,913.94     123,913.94
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------

----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 NET CASH FLOW                              (48,397.22)          7,428.11                  -    (40,969.11)    (40,969.11)
                                    -------------------  ----------------  -----------------  -------------  -------------
 (RECEIPTS LESS DISBURSEMENTS)
----------------------------------  -------------------  ----------------  -----------------  -------------  -------------

----------------------------------  -------------------  ----------------  -----------------  -------------  -------------
 CASH - END OF MONTH                        132,214.60       8,220,129.92          66,506.87  8,418,851.39   8,418,851.39
==========================================================================================================================


==================================================================
                                       CUMULATIVE FILING TO DATE
                                        ACTUAL        PROJECTED
----------------------------------  --------------  --------------
 CASH BEGINNING OF MONTH             3,726,860.15    3,726,860.15
----------------------------------  --------------  --------------

----------------------------------  --------------  --------------
 RECEIPTS
----------------------------------  --------------  --------------
 CASH  SALES                                    -               -
----------------------------------  --------------  --------------
 ACCOUNTS RECEIVABLE                 2,847,656.07    2,847,656.07
----------------------------------  --------------  --------------
 ACCOUNTS RECEIVABLE - TRANSFER *   (1,549,422.67)  (1,549,422.67)
----------------------------------  --------------  --------------
 LOANS AND ADVANCES                     56,020.70       56,020.70
----------------------------------  --------------  --------------
 SALE  OF  ASSETS                    9,308,928.24    9,308,928.24
----------------------------------  --------------  --------------
 DEPOSIT REFUNDS                        26,788.07       26,788.07
----------------------------------  --------------  --------------
 EXPENSE REIMBURSEMENTS                 95,109.34       95,109.34
----------------------------------  --------------  --------------
 INTEREST/DIVIDEND REVENUE              54,814.74       54,814.74
----------------------------------  --------------  --------------
 OTHER  (ATTACH  LIST)                          -               -
----------------------------------  --------------  --------------
                                                -               -
----------------------------------  --------------  --------------
 TRANSFERS - BETWEEN ACCOUNTS                   -               -
----------------------------------  --------------  --------------

==================================  ==============  ==============
     TOTAL  RECEIPTS                10,839,894.49   10,839,894.49
----------------------------------  --------------  --------------

----------------------------------  --------------  --------------
 DISBURSEMENTS
----------------------------------  --------------  --------------
 NET PAYROLL                         1,411,398.36    1,411,398.36
----------------------------------  --------------  --------------
 PAYROLL TAXES                         846,969.98      846,969.98
----------------------------------  --------------  --------------
 SALES, USE, & OTHER TAXES             160,211.83      160,211.83
----------------------------------  --------------  --------------
 SECURED/ RENTAL/ LEASES             1,942,158.93    1,942,158.93
----------------------------------  --------------  --------------
 INSURANCE                             863,585.64      863,585.64
----------------------------------  --------------  --------------
 ADMINISTRATIVE                         67,632.82       67,632.82
----------------------------------  --------------  --------------
 SELLING                                71,960.68       71,960.68
----------------------------------  --------------  --------------
 EMPLOYEE BENEFITS                     227,881.14      227,881.14
----------------------------------  --------------  --------------
 EMPLOYEE BENEFIT PROVIDERS              9,946.92        9,946.92
----------------------------------  --------------  --------------
 EMPLOYEE TRAVEL REIMBURSEMENTS        164,166.99      164,166.99
----------------------------------  --------------  --------------
 OTHER  (ATTACH  LIST)                          -               -
----------------------------------  --------------  --------------
                                                -               -
----------------------------------  --------------  --------------
 PROFESSIONAL FEES & COSTS:                     -               -
----------------------------------  --------------  --------------
    LAWYERS                            147,904.51      147,904.51
----------------------------------  --------------  --------------
    ACCOUNTANTS                          9,174.00        9,174.00
----------------------------------  --------------  --------------
    ADMINISTAR                         105,014.25      105,014.25
----------------------------------  --------------  --------------
    CONSULTANTS                        106,647.20      106,647.20
----------------------------------  --------------  --------------
 U.S. TRUSTEE  QUARTERLY FEES           13,250.00       13,250.00
----------------------------------  --------------  --------------
 COURT COSTS                                    -               -
==================================  ==============  ==============
 TOTAL DISBURSEMENTS                 6,147,903.25    6,147,903.25
----------------------------------  --------------  --------------

----------------------------------  --------------  --------------
 NET CASH FLOW                       4,691,991.24    4,691,991.24
                                    --------------  --------------
 (RECEIPTS LESS DISBURSEMENTS)
----------------------------------  --------------  --------------

----------------------------------  --------------  --------------
 CASH - END OF MONTH                 8,418,851.39    8,418,851.39
==================================================================

* ACCOUNTS RECEIVABLE TRANSFER - AFTER RECEIVABLES WERE BOUGHT BY PRIMAVERA, WE CONTINUED TO COLLECT THEM AND
THEN TRANSFER THEM TO PRIMAVERA

                                          THE FOLLOWING SECTION MUST BE COMPLETED
=============================================================================================================
 DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
-------------------------------------------------------------------------------------------------  ----------
 TOTAL DISBURSEMENTS                                                                               123,913.94
-------------------------------------------------------------------------------------------------  ----------
     LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                     -
-------------------------------------------------------------------------------------------------  ----------
     PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                       -
-------------------------------------------------------------------------------------------------  ----------
 TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                   123,913.94
=============================================================================================================
                                                                                                  FORM MOR-1
                                                                                                     (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                                                 CASE NO.:  03-10841
                        Debtor                                                       REPORTING PERIOD:  SEPTEMBER 2003

                                                  BANK RECONCILIATIONS
                                              CONTINUATION SHEET FOR MOR-1
    A bank reconciliation must be included for each bank account.  The debtor's bank reconciliation may be substituted for this page.

======================================================================================================================
                                                Operating                Money Market                   CD

                                                                                           -------------------
                                        # 1891571489                 # 1891730580          # 9397-5000001040-1
--------------------------------------  ---------------------------  --------------------  ---------------------------
 BALANCE PER BOOKS                        132,214.60                 8,220,129.92                    66,506.87
--------------------------------------  ---------------------------  --------------------  ---------------------------

--------------------------------------  ---------------------------  --------------------  ---------------------------
 BANK BALANCE                             233,626.21                 8,220,129.92                    66,506.87
                                        ---------------------------  --------------------  ---------------------------
 (+) DEPOSITS IN TRANSIT (ATTACH LIST)             -
                                        ---------------------------  --------------------  ---------------------------
 (-)  OUTSTANDING CHECKS (ATTACH LIST)   (101,411.61)
                                        ---------------------------  --------------------  ---------------------------
 OTHER  (ATTACH EXPLANATION)
                                        ---------------------------  --------------------  ---------------------------
 ADJUSTED BANK BALANCE *                  132,214.60                 8,220,129.92                    66,506.87
======================================  ===========================  ====================  ===========================
 * Adjusted bank balance must equal
     balance per books

                                        ===========================  ====================  ===========================
 DEPOSITS IN TRANSIT                        Date          Amount         Date      Amount          Date         Amount
                                        =============  ============  ============  ======  ===================  ======

                                        -------------  ------------  ------------  ------  -------------------  ------

                                        -------------  ------------  ------------  ------  -------------------  ------

                                        -------------  ------------  ------------  ------  -------------------  ------

                                        ===========================  ====================  ===========================


                                        ===========================  ====================  ===========================
 CHECKS OUTSTANDING                          Ck. #        Amount        Ch. #      Amount         Ck. #         Amount
                                        =============  ============  ============  ======  ===================  ======
                                               21702       (482.00)
                                                       ------------  ------------  ------  -------------------  ------
                                               22289       (160.00)
                                                       ------------  ------------  ------  -------------------  ------
                                               22299     (4,137.59)
                                                       ------------  ------------  ------  -------------------  ------
                                               22300    (12,053.41)
                                                       ------------  ------------  ------  -------------------  ------
                                               22301     (3,436.00)
                                                       ------------  ------------  ------  -------------------  ------
                                               22302     (8,789.22)
                                                       ------------  ------------  ------  -------------------  ------
                                               22303     (1,200.00)
                                                       ------------  ------------  ------  -------------------  ------
                                               22304    (70,483.82)
                                                       ------------  ------------  ------  -------------------  ------
                                               22305       (669.57)
                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                                       ------------  ------------  ------  -------------------  ------

                                        -------------  ------------  ------------  ------  -------------------  ------

                                        -------------  ------------  ------------  ------  -------------------  ------
                                        Total          (101,411.61)
======================================================================================================================


 OTHER
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                                                                   FORM MOR-1 (CON'T)
                                                                                                           (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.    CASE NO.:  03-10841
                         Debtor         REPORTING PERIOD: SEPTEMBER 2003

                            CASH DISBURSEMENTS JOURNAL


     CHECK #       DATE                  PAYEE                  AMOUNT
------------------------------------------------------------------------
   22302         09/30/03  Administar Services Group            8,789.22
   22304         09/30/03  Young, Conaway, Stargatt & Taylor   70,483.82
   22287         09/05/03  Anne Boeri                           9,523.93
   22288         09/11/03  Cecille Matias                       6,999.00
   22301         09/30/03  Cecille Matias                       3,436.00
   22303         09/30/03  Ceridian Employer Services           1,200.00
   22299         09/26/03  Amerihealth Administrators           4,137.59
   22291         09/15/03  New York Department of Finance         300.00
   22292         09/15/03  New York State Corporation Tax       1,755.00
   22293         09/15/03  Utah State Tax Commission              100.00
   22294         09/15/03  Division of Taxation-Corp Tax          550.00
   22295         09/15/03  Georgia Income Tax Division            200.00
   22296         09/15/03  Commissioner of Revenue Services       250.00
   22297         09/15/03  Commonwealth of Massachusetts        1,000.00
   22298         09/15/03  State of California                  1,600.00
   22289         09/11/03  Petrini Van and Storage                160.00
   22290         09/11/03  Iron Mountain                          591.17
Bank fees        09/30/03  Bank fees                              115.23
   22300         09/30/03  San Francisco Tax Collector         12,053.41
   22305         09/30/03  Lynda Entwistle                        669.57
                                                              ----------
     Total Disbursements from Checking Account                123,913.94
                                                              ==========

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                                   CASE NO.:  03-10841
                         Debtor                                        REPORTING PERIOD:  SEPTEMBER 2003

                                         STATEMENT OF OPERATIONS
                                            (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

========================================================================================================
                                                                                           CUMULATIVE
REVENUES                                                                        MONTH    FILING TO DATE
-----------------------------------------------------------------------------  --------  ---------------
 Gross Revenues                                                                      -        4,770,193
-----------------------------------------------------------------------------  --------  ---------------
 Less:  Returns and Allowances                                                                        -
=============================================================================  ========  ===============
 Net Revenue                                                                         -        4,770,193
-----------------------------------------------------------------------------  --------  ---------------
 COST OF GOODS SOLD
-----------------------------------------------------------------------------  --------  ---------------
 Beginning Inventory                                                                                  -
-----------------------------------------------------------------------------  --------  ---------------
 Add: Purchases                                                                                       -
-----------------------------------------------------------------------------  --------  ---------------
 Add: Cost of Labor                                                                                   -
-----------------------------------------------------------------------------  --------  ---------------
 Add: Other Costs (attach schedule)                                                                   -
-----------------------------------------------------------------------------  --------  ---------------
 Less: Ending Inventory                                                                               -
-----------------------------------------------------------------------------  --------  ---------------
 Cost of Goods Sold                                                                             280,239
=============================================================================  ========  ===============
 Gross Profit                                                                        -        4,489,954
-----------------------------------------------------------------------------  --------  ---------------
 OPERATING EXPENSES
-----------------------------------------------------------------------------  --------  ---------------
 Advertising/Marketing                                                               -           21,278
-----------------------------------------------------------------------------  --------  ---------------
 Auto and Truck Expense                                                              -                -
-----------------------------------------------------------------------------  --------  ---------------
 Bad Debts                                                                           -                -
-----------------------------------------------------------------------------  --------  ---------------
 Contributions                                                                       -                -
-----------------------------------------------------------------------------  --------  ---------------
 Employee Benefits Programs                                                      3,610           91,225
-----------------------------------------------------------------------------  --------  ---------------
 Insider Compensation*                                                               -          528,666
-----------------------------------------------------------------------------  --------  ---------------
 Insurance                                                                           -        1,083,807
-----------------------------------------------------------------------------  --------  ---------------
 Management Fees/Bonuses                                                             -                -
-----------------------------------------------------------------------------  --------  ---------------
 Office Expense                                                                  5,116           22,351
-----------------------------------------------------------------------------  --------  ---------------
 Pension & Profit-Sharing Plans                                                      -                -
-----------------------------------------------------------------------------  --------  ---------------
 Repairs and Maintenance                                                             -          107,169
-----------------------------------------------------------------------------  --------  ---------------
 Rent and Lease Expense                                                              -          105,364
-----------------------------------------------------------------------------  --------  ---------------
 Salaries/Commissions/Fees                                                           -        1,425,882
-----------------------------------------------------------------------------  --------  ---------------
 Consultants                                                                    38,720          117,462
-----------------------------------------------------------------------------  --------  ---------------
 Professional Fees                                                              (5,276)         258,061
-----------------------------------------------------------------------------  --------  ---------------
 Supplies                                                                            -            1,317
-----------------------------------------------------------------------------  --------  ---------------
 Taxes - Payroll                                                                     -          113,529
-----------------------------------------------------------------------------  --------  ---------------
 Taxes - Real Estate                                                                 -                -
-----------------------------------------------------------------------------  --------  ---------------
 Taxes - Other                                                                  17,808           19,808
-----------------------------------------------------------------------------  --------  ---------------
 Travel and Entertainment                                                            -          123,628
-----------------------------------------------------------------------------  --------  ---------------
 Utilities                                                                     (22,135)          45,873
-----------------------------------------------------------------------------  --------  ---------------
 Other (attach schedule)                                                             -                -
=============================================================================  ========  ===============
 Total Operating Expenses Before Depreciation                                   37,843        4,065,420
-----------------------------------------------------------------------------  --------  ---------------
 Depreciation/Depletion/Amortization                                                 -          245,349
=============================================================================  ========  ===============
 Net Profit (Loss) Before Other Income & Expenses                              (37,843)         179,185
-----------------------------------------------------------------------------  --------  ---------------
 OTHER INCOME AND EXPENSES
-----------------------------------------------------------------------------  --------  ---------------
 Other Income (attach schedule) - interest revenue                               7,432           54,913
-----------------------------------------------------------------------------  --------  ---------------
 Interest Expense                                                                    -          (11,615)
-----------------------------------------------------------------------------  --------  ---------------
 Other Expense (attach schedule) - foreign exchange gain/(loss)                159,724          161,911
=============================================================================  ========  ===============
 Net Profit (Loss) Before Reorganization Items                                 129,313          384,394
-----------------------------------------------------------------------------  --------  ---------------
 REORGANIZATION ITEMS
-----------------------------------------------------------------------------  --------  ---------------
 Professional Fees                                                             (15,370)        (333,073)
-----------------------------------------------------------------------------  --------  ---------------
 Consultants                                                                                          -
-----------------------------------------------------------------------------  --------  ---------------
 U. S. Trustee Quarterly Fees                                                   (2,000)         (21,750)
-----------------------------------------------------------------------------  --------  ---------------
 Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                         -
-----------------------------------------------------------------------------  --------  ---------------
 Gain (Loss) from Sale of Equipment                                             19,742        8,580,083
-----------------------------------------------------------------------------  --------  ---------------
 Other Reorganization Expenses - Administar                                    (10,472)        (115,703)
=============================================================================  ========  ===============
 Total Reorganization Expenses                                                  (8,100)       8,109,557
-----------------------------------------------------------------------------  --------  ---------------
 Income Taxes                                                                        -                -
=============================================================================  ========  ===============
 Net Profit (Loss)                                                             121,213        8,493,951
========================================================================================================

*"Insider" is defined in 11 U.S.C. Section 101(31).                                           FORM MOR-2
                                                                                  (9/99)

IN RE: EVOLVE SOFTWARE, INC, ET AL.                                              CASE NO.:  03-10841
                        Debtor                                                   REPORTING PERIOD: SEPTEMBER 2003

                                                   BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

=================================================================================================================
                                                                         BOOK VALUE AT END OF     BOOK VALUE ON
                         ASSETS                                        CURRENT REPORTING MONTH    PETITION DATE
---------------------------------------------------------------------  ------------------------  ----------------
 CURRENT ASSETS
---------------------------------------------------------------------  ------------------------  ----------------
 Unrestricted Cash and Equivalents                                                8,352,344.52      1,930,958.59
---------------------------------------------------------------------  ------------------------  ----------------
 Restricted Cash and Cash Equivalents (see continuation sheet)                       66,506.87      1,795,901.56
---------------------------------------------------------------------  ------------------------  ----------------
 Accounts Receivable (Net)                                                           58,779.40      2,267,397.46
---------------------------------------------------------------------  ------------------------  ----------------
 Notes Receivable                                                                            -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Inventories                                                                                 -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Prepaid Expenses                                                                            -        848,681.78
---------------------------------------------------------------------  ------------------------  ----------------
 Professional Retainers                                                             140,444.58        398,210.38
---------------------------------------------------------------------  ------------------------  ----------------
 Other Current Assets (attach schedule)                                              94,309.61        185,083.18
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL CURRENT ASSETS                                                             8,712,384.98      7,426,232.95
---------------------------------------------------------------------  ------------------------  ----------------
 PROPERTY AND EQUIPMENT
---------------------------------------------------------------------  ------------------------  ----------------
 Real Property and Improvements                                                              -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Machinery and Equipment                                                                     -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Furniture, Fixtures and Office Equipment                                                    -      7,215,859.24
---------------------------------------------------------------------  ------------------------  ----------------
 Leasehold Improvements                                                                      -        113,831.00
---------------------------------------------------------------------  ------------------------  ----------------
 Vehicles                                                                                    -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Less Accumulated Depreciation                                                               -     (5,740,969.35)
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL PROPERTY & EQUIPMENT                                                                  -      1,588,720.89
---------------------------------------------------------------------  ------------------------  ----------------
 OTHER ASSETS
---------------------------------------------------------------------  ------------------------  ----------------
 Loans to Insiders*
---------------------------------------------------------------------  ------------------------  ----------------
 Other Assets (attach schedule)                                                   3,810,666.76      3,494,701.01
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL OTHER ASSETS                                                               3,810,666.76      3,494,701.01
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL ASSETS                                                                    12,523,051.74     12,509,654.85
=================================================================================================================

=================================================================================================================
                                                                       BOOK VALUE AT END OF      BOOK VALUE ON
                 LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH   PETITION DATE
---------------------------------------------------------------------  ------------------------  ----------------
 LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
---------------------------------------------------------------------  ------------------------  ----------------
 Accounts Payable                                                                    85,827.86                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Taxes Payable (refer to FORM MOR-4)                                                         -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Wages Payable                                                                               -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Notes Payable                                                                               -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Rent / Leases - Building/Equipment                                                          -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Secured Debt / Adequate Protection Payments                                                 -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Professional Fees                                                                           -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Amounts Due to Insiders*                                                                    -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Other Postpetition Liabilities (attach schedule)                                   186,924.15      5,826,577.75
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL POSTPETITION LIABILITIES                                                     272,752.01      5,826,577.75
---------------------------------------------------------------------  ------------------------  ----------------
 LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
---------------------------------------------------------------------  ------------------------  ----------------
 Secured Debt                                                                           803.67          1,390.97
---------------------------------------------------------------------  ------------------------  ----------------
 Priority Debt                                                                       61,141.30        445,198.40
---------------------------------------------------------------------  ------------------------  ----------------
 Unsecured Debt                                                                   1,274,263.27      3,816,369.81
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL PRE-PETITION LIABILITIES                                                   1,336,208.24      4,262,959.18
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL LIABILITIES                                                                1,608,960.25     10,089,536.93
---------------------------------------------------------------------  ------------------------  ----------------
 OWNER EQUITY
---------------------------------------------------------------------  ------------------------  ----------------
 Capital Stock                                                                       10,426.49         10,466.04
---------------------------------------------------------------------  ------------------------  ----------------
 Additional Paid-In Capital                                                     271,217,625.50    271,217,563.00
---------------------------------------------------------------------  ------------------------  ----------------
 Partners' Capital Account
---------------------------------------------------------------------  ------------------------  ----------------
 Owner's Equity Account
---------------------------------------------------------------------  ------------------------  ----------------
 Retained Earnings - Pre-Petition                                              (268,807,911.12)  (268,807,911.12)
---------------------------------------------------------------------  ------------------------  ----------------
 Retained Earnings - Postpetition                                                 8,493,950.62                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Adjustments to Owner Equity (attach schedule)
---------------------------------------------------------------------  ------------------------  ----------------
 Postpetition Contributions (Distributions) (Draws) (attach schedule)
---------------------------------------------------------------------  ------------------------  ----------------
 NET OWNER EQUITY                                                                10,914,091.49      2,420,117.92
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL LIABILITIES AND OWNERS' EQUITY                                            12,523,051.74     12,509,654.85
=================================================================================================================
*"Insider" is defined in 11 U.S.C. Section 101(31).                                                  FORM MOR-3
                                                                                                         (9/99)
                                                                                             -               -

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                      CASE NO.:  03-10841
                         Debtor                           REPORTING PERIOD:  SEPTEMBER 2003


                             BALANCE SHEET - CONTINUATION SHEET


===========================================================================================
                                                      BOOK VALUE AT END OF    BOOK VALUE ON
                   ASSETS                            CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
 Other Current Assets
                                                     -----------------------  -------------
      Miscellaneous receivables                                    87,519.61     117,423.03
      ---------------------------------------------  -----------------------  -------------
      Deposits                                                      6,790.00      67,660.15
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------
                                                                   94,309.61     185,083.18
----------------------------------------------------------------------------  -------------
 Other Assets
                                                     -----------------------  -------------
      Intercompany receivable from subsidiaries                 3,810,666.76   3,494,701.01
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

----------------------------------------------------------------------------  -------------
                                                     BOOK VALUE AT END OF     BOOK VALUE ON
 LIABILITIES AND OWNER EQUITY                        CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
 Other Postpetition Liabilities
                                                     -----------------------  -------------
      Miscellaneous accruals                                      127,846.00      87,551.00
      ---------------------------------------------  -----------------------  -------------
      Royalties accrued                                            25,000.02              -
      ---------------------------------------------  -----------------------  -------------
      Deferred revenue                                             34,078.13   5,676,561.43
      ---------------------------------------------  -----------------------  -------------
      Deferred rent                                                        -      62,465.32
      ---------------------------------------------  -----------------------  -------------
         Total                                                    186,924.15   5,826,577.75
      ---------------------------------------------  -----------------------  -------------

----------------------------------------------------------------------------  -------------
 ADJUSTMENTS TO OWNER EQUITY
                                                     -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------
      None
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

----------------------------------------------------------------------------  -------------
 POSTPETITION CONTRIBUTIONS (DISTRIBUTIONS) (DRAWS)
                                                     -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------
      None
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

===========================================================================================



Restricted Cash: cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.




                                                                        FORM MOR-3 (CON'T)
                                                                        (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                                                     CASE NO.:  03-10841
                         Debtor                                                          REPORTING PERIOD:  SEPTEMBER 2003

                                                STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

==========================================================================================================================
                                            BEGINNING          AMOUNT                                             ENDING
                                               TAX           WITHHELD OR          AMOUNT      DATE    CHECK NO.     TAX
                                            LIABILITY          ACCRUED             PAID       PAID     OR EFT    LIABILITY
==========================================  =========  =======================  ===========  =======  =========  =========
 FEDERAL
==========================================  =========  =======================  ===========  =======  =========  =========
 Withholding
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 FICA-Employee
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 FICA-Employer
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 Unemployment
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 Income
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 Other:  Canada_________________                    -                                                                    -
==========================================  =========  =======================  ===========  =======  =========  =========
    Total Federal Taxes                             -                        -           -         -          -          -
==========================================  =========  =======================  ===========  =======  =========  =========
 STATE AND LOCAL
==========================================  =========  =======================  ===========  =======  =========  =========
 Withholding
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 Sales                                              -                                                                    -
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 Excise
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 Unemployment
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 Real Property
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 Personal Property                                  -
------------------------------------------  ---------  -----------------------  -----------  -------  ---------  ---------
 Other: SF Reg and Income Tax Estimates             -                17,808.41  (17,808.41)  Various  Various
==========================================  =========  =======================  ===========  =======  =========  =========
    Total State and Local                           -                17,808.41  (17,808.41)                              -
==========================================  =========  =======================  ===========  =======  =========  =========
 TOTAL TAXES                                        -                17,808.41  (17,808.41)                              -
==========================================================================================================================

                                         SUMMARY OF UNPAID POSTPETITION DEBTS


Attach aged listing of accounts payable.

=================================================================================================
                                                          NUMBER OF DAYS PAST DUE
                                            =========  ===============================  =========
                                             Current    0-30   31-60  61-90   Over 90     Total
==========================================  =========  ======  =====  =====  =========  =========
 Accounts Payable                           74,190.05  690.60      -      -  10,947.21  85,827.86
------------------------------------------  ---------  ------  -----  -----  ---------  ---------
 Wages Payable                                                                                  -
------------------------------------------  ---------  ------  -----  -----  ---------  ---------
 Taxes Payable                                                                                  -
------------------------------------------  ---------  ------  -----  -----  ---------  ---------
 Rent/Leases-Building                                                                           -
------------------------------------------  ---------  ------  -----  -----  ---------  ---------
 Rent/Leases-Equipment                                                                          -
------------------------------------------  ---------  ------  -----  -----  ---------  ---------
 Secured Debt/Adequate Protection Payments                                                      -
------------------------------------------  ---------  ------  -----  -----  ---------  ---------
 Professional Fees                                  -                                           -
------------------------------------------  ---------  ------  -----  -----  ---------  ---------
 Amounts Due to Insiders*                                                                       -
------------------------------------------  ---------  ------  -----  -----  ---------  ---------
 Other:__________________________                                                               -
------------------------------------------  ---------  ------  -----  -----  ---------  ---------
 Other:__________________________                                                               -
==========================================  =========  ======  =====  =====  =========  =========
 TOTAL POSTPETITION DEBTS                   74,190.05  690.60      -      -  10,947.21  85,827.86
=================================================================================================


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

-------------------------------------------------------------------------------------------------
Pay as they become due with cash-on-hand.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                                    FORM MOR-4
                                                                                     (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                CASE NO.:  03-10841
                         Debtor                     REPORTING PERIOD: SEPTEMBER 2003

                                   ACCOUNTS PAYABLE AGING


=====================================================================================
                                              NUMBER OF DAYS PAST DUE
                                =========  ===============================  =========
                                 Current    0-30   31-60  61-90   Over 90     Total
=====================================================================================

ABE Staffing Services, LLC                                          181.50     181.50

Administar                      10,398.48                                   10,398.48

Arcus Data Security, Inc.                                           128.98     128.98

AT&T                             9,394.80                         3,904.43  13,299.23

Baker & McKenzie                           690.60                              690.60

BlackBerry                                                          676.64     676.64

Ceridan                            250.00                                      250.00

Computershare Investor Service                                      332.62     332.62

FKM Copier Products                                                  88.63      88.63

HQ Oakbrook                                                         243.17     243.17

HQ Penn Center                                                      142.93     142.93

Instashred Security Services                                        170.00     170.00

Iron Mountain                      409.24                                      409.24

Jeffrey Wolk                     3,000.00                                    3,000.00

Luce Press Clippings                                                104.18     104.18

Mansell Group, Inc.                                                 300.00     300.00

Petrini Van and Storage Inc.                                        227.10     227.10

PR Newswire                                                         763.04     763.04

Raindance Communications, Inc.                                      950.72     950.72

Shotgun Delivery                    36.64                                       36.64

Sprint                                                            2,733.27   2,733.27

Young, Conaway                  50,700.89                                   50,700.89
                                -----------------------------------------------------

    Total                       74,190.05  690.60      -      -  10,947.21  85,827.86
                                =====================================================

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                                            CASE NO.:  03-10841
                         Debtor                                                 REPORTING PERIOD:  SEPTEMBER 2003


                                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


===========================================================================================  ====================
 ACCOUNTS RECEIVABLE RECONCILIATION                                                                AMOUNT
===========================================================================================  ====================
 Total Accounts Receivable at the beginning of the reporting period                               58,779.40
-------------------------------------------------------------------------------------------  --------------------
 + Amounts billed during the period
-------------------------------------------------------------------------------------------  --------------------
 - Amounts collected during the period
-------------------------------------------------------------------------------------------  --------------------
 Total Accounts Receivable at the end of the reporting period                                     58,779.40
-------------------------------------------------------------------------------------------  --------------------

===========================================================================================  ====================
 ACCOUNTS RECEIVABLE AGING                                                                         AMOUNT
===========================================================================================  ====================
 0 - 30 days old
-------------------------------------------------------------------------------------------  --------------------
 31 - 60 days old
-------------------------------------------------------------------------------------------  --------------------
 61 - 90 days old
-------------------------------------------------------------------------------------------  --------------------
 91+ days old                                                                                     58,779.40
-------------------------------------------------------------------------------------------  --------------------
 Total Accounts Receivable                                                                        58,779.40
-------------------------------------------------------------------------------------------  --------------------
 Amount considered uncollectible (Bad Debt)                                                               -
-------------------------------------------------------------------------------------------  --------------------
 Accounts Receivable (Net)                                                                        58,779.40
-------------------------------------------------------------------------------------------  --------------------

                                              DEBTOR QUESTIONNAIRE

===========================================================================================  ====================
 MUST BE COMPLETED EACH MONTH                                                                   YES        NO
===========================================================================================  ====================
 1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                               X
-------------------------------------------------------------------------------------------  --------------------
 2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                                  X
-------------------------------------------------------------------------------------------  --------------------
 3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                      X
-------------------------------------------------------------------------------------------  --------------------
 4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                                  X
-------------------------------------------------------------------------------------------  --------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 Note to accounts receivable collections - all of our receivables less than 90 days old
-----------------------------------------------------------------------------------------------------------------
    were sold to Primavera Software on 4/24/03.  We continue to collect payments from
-----------------------------------------------------------------------------------------------------------------
    our former customers and transfer the funds to Primavera.  Therefore, the collections
-----------------------------------------------------------------------------------------------------------------
    shown on the cash statement do not match our accounts receivable collections.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 Note to #1 - we engaged a reseller to dispose of our remaining fixed assets for a
-----------------------------------------------------------------------------------------------------------------
    guaranteed minimum of $50,000.  We will receive 60% of resell proceeds over
-----------------------------------------------------------------------------------------------------------------
    $50,000 but under $100,000 and 35% of any proceeds thereafter.  Fixed assets were
-----------------------------------------------------------------------------------------------------------------
    minimal and consisted principally of miscellaneous computer equipment.  The minimum
-----------------------------------------------------------------------------------------------------------------
    was received in July.  Per the attached report, reseller realized $32,863.10 on these
-----------------------------------------------------------------------------------------------------------------
    assets through September 30, 2003.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 We also sold some additional Cisco equipment to Primavera Software for $19,742.
-----------------------------------------------------------------------------------------------------------------
    This sale was previously agreed and was awaiting our payment to the company from
-----------------------------------------------------------------------------------------------------------------
    whom we leased it.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 Note to #2 - we are using our prepetition bank accounts with permission of the court
-----------------------------------------------------------------------------------------------------------------
    and do not have a debtor in possession account.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 Note to #4 - all necessary insurance coverage is in effect.  However, since there are now
-----------------------------------------------------------------------------------------------------------------
    no more employees and business is not being transacted, all insurance has expired or
-----------------------------------------------------------------------------------------------------------------
    been canceled with the exception of fiduciary and directors and officers liability.
-----------------------------------------------------------------------------------------------------------------

                                                                                                       FORM MOR-5
                                                                                                       (9/99)